EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of an amended statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of Evoqua Water Technologies Corp. and further agree to the filing of this agreement to be included as an exhibit to such filing. In addition, each party to this agreement expressly authorizes each other party to this agreement to file on its behalf any and all amendments to such amended statement on Schedule 13G. Each party to this agreement is responsible for the timely filing of such amended statement on Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

Date: February 14, 2020

AEA INVESTORS FUND V LP

By:	AEA Investors Partners V LP, its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS LP

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA EWT HOLDINGS LP

By:	AEA EWT Holdings GP LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA EWT HOLDINGS GP LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS PARTICIPANT FUND V LP

By:	AEA Investors PF V LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS QP PARTICIPANT FUND V LP

By:	AEA Investors PF V LLC, its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS PF V LLC

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS FUND V-A LP

By:	AEA Investors Partners V LP, its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS FUND V-B LP

By:	AEA Investors Partners V LP, its general partner

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA INVESTORS PARTNERS V LP

By:	AEA Management (Cayman) Ltd., its general partner

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

AEA MANAGEMENT (CAYMAN) LTD.

By:	/s/ Barbara L. Burns
Name: Barbara L. Burns
Title: Vice President

JOHN L. GARCIA

By:	/s/ Barbara L. Burns, attorney-in-fact
Name: John L. Garcia

Brian R. Hoesterey

By:	/s/ Barbara L. Burns, attorney-in-fact
Name: Brian R. Hoesterey